SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

                           FILED BY THE REGISTRANT /X/

                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           Check the appropriate box:

                         / / Preliminary Proxy Statement
                         /X/ Definitive Proxy Statement
                       / / Definitive Additional Materials
        / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                   / / Confidential, for Use of the Commission
                     Only (as permitted by Rule 14a-6(e)(2))

                                 ZIM CORPORATION

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              /X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, no par value

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                                 ZIM CORPORATION
                                20 COLONNADE ROAD
                                 OTTAWA, ONTARIO
                                 (613) 727-1397

                                October 24, 2003

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of ZIM Corporation, a Canadian corporation (ZIM or the Corporation), to be held at 4:30 p.m. (EST), on November 19, 2003, at ZIM's Headquarters, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6.

At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

1. To elect five directors to the Board of Directors for a three-year period. The Board of Directors unanimously recommends a vote FOR the election of the nominees on the enclosed proxy card;

2. To approve the amendment to the Corporation's Employee Stock Option Plan in order to increase the number of shares authorized for grant thereunder from 10,800,000 to 22,200,000. The Board of Directors unanimously recommends a vote FOR the approval of this amendment to the Corporation's Employee Stock Option Plan;

3. To ratify the selection of Raymond Chabot Grant Thornton General Partnership as the Corporation's independent auditors. The Board of Directors unanimously recommends a vote FOR this proposal; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The official Notice of Meeting, Proxy Statement and Form of Proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement. We are also providing you with a copy of the ZIM Technologies International Inc.'s Annual Audited Financial Statements on Form 8-K for the fiscal year ended May 31, 2003 and ZIM Corporation's Form 10Q-SB for the first quarter ended August 31, 2003.

Whether or not you expect to attend, the Board of Directors urges you to vote your shares by signing, dating and returning the enclosed proxy card in the envelope provided, which is postage paid if mailed in the United States.

Very truly yours,

/s/ Michael Cowpland
President and Chief Executive Officer

                                 ZIM CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 19, 2003
                               ------------------

To our Shareholders:


The Annual Meeting of Shareholders of ZIM CORPORATION (ZIM or the Corporation) will be held at the offices of ZIM Corporation at 20 Colonnade Road, Suite 200, Ottawa, Ontario, Canada on Wednesday, November 19, 2003, beginning at 4:30 p.m. At the meeting, you will be asked to vote on the following matters:

1. To elect five directors to the Board of Directors for a three-year period.

2. To approve the amendment to the Corporation's Employee Stock Option Plan in order to increase the number of shares authorized for grant thereunder from 10,800,000 to 22,200,000. The Board of Directors unanimously recommends a vote FOR the approval of this amendment to the Corporation's Employee Stock Option Plan;

3. To ratify the selection of Raymond Chabot Grant Thornton General Partnership as the Corporation's independent auditors.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

If you are a shareholder of record at the close of business on October 24, 2003, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement is first being mailed to stockholders on or about October 27, 2003. You may examine a list of the shareholders of record as of the close of business on October 24, 2003 for any purpose germane to the meeting subsequent to November 3, 2003 at the offices of the Corporation.

                             YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Cowpland
Michael Cowpland
President and Chief Executive Officer


Dated:  Ottawa, Ontario, Canada
             October 24, 2003

                                 ZIM CORPORATION


                                 PROXY STATEMENT
                                ----------------
                               GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This Proxy Statement is furnished to the holders of the Common Shares, no par value per share (Common Shares), of ZIM Corporation, a Canadian corporation (ZIM or the Corporation) in connection with the solicitation of proxies on behalf of the Board of Directors and the Management of the Corporation for use at the Annual Meeting of Shareholders to be held on November 19, 2003 at 4:30 p.m.
(EST), at ZIM's Headquarters at 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Board of Directors knows of no other business which will come before the meeting.

The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to shareholders on or about October 27, 2003. The Corporation will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Corporation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Board of Directors is soliciting votes FOR the Corporation's slate of nominees for election to the Board of Directors, FOR approval of an amendment to the Corporation's Employee Stock Option Plan to increase the number of options authorized for grant thereunder from 10,800,000 to 22,200,000, and FOR ratification of the appointment of the firm of Raymond Chabot Grant Thornton General Partnership as the Corporation's independent auditors.

INFORMATION ABOUT VOTING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors is providing these proxy materials for you in connection with the Corporation's Annual Meeting of Shareholders, which will take place on November 19, 2003. As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information.

Q: WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are three items of business scheduled to be voted on at the Annual
Meeting: (i) the election of directors, (ii) the approval of an amendment to the Corporation's Employee Stock Option Plan, and (iii) the ratification of independent auditors. We will also consider other business that properly comes before the Annual Meeting.

Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board on the Proxy Card included with this proxy statement, "FOR" approval of an amendment to the Corporation's Employee Stock Option Plan, and "FOR" the ratification of independent auditors.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on October 24, 2003, the record date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Corporation hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Corporation's transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the Chairman of the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the Annual Meeting only if you were a shareholder of the Corporation as of the close of business on October 24, 2003, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 24, 2003, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 4:30 p.m. (EST). Check-in will begin at 4:00 p.m., and you should allow ample time for the check-in procedures.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held in street name may be voted in person only if you obtain a "legal proxy" from the broker or nominee that holds your shares giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Record holders of Corporation Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. The Corporation's shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q: CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a "legal proxy" from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. Michael Cowpland, President and Chief Executive Officer, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6.

A proxy given by a shareholder for use at the Annual Meeting may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Any such instrument revoking a proxy must either be received by the Corporation at 20 Colonnade Road, Suite 200, Ottawa, Ottawa, Ontario K2E 7M6 on or before the last business day preceding the day of the Annual Meeting or any adjournment thereof, or be deposited with the Chairman of the Annual Meeting on the day of the Annual Meeting, or any adjournment thereof. If the instrument of revocation is deposited with the Chairman on the day of the Annual Meeting or any adjournment thereof, the instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

Q: AS A SHAREHOLDER, WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Ms. Louise Reinhardt at ZIM's Headquarters, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6 or at (613) 727-1397.

If you need additional copies of this proxy statement or voting materials, you should contact Ms. Reinhardt as described above.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the five nominees or your vote may be "WITHHELD" with respect to one or more of the five nominees. For approval of the amendment to the Corporation's Employee Stock Option Plan and ratification of the independent auditors, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors ("FOR" all of the Corporation's nominees to the Board, "FOR" approval of the amendment to the Corporation's Employee Stock Option Plan, and "FOR" ratification of the independent auditors and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Corporation's shares of capital stock outstanding on October 24, 2003 is necessary to constitute a quorum. Under the Canada Business Corporation Act, the Corporation's articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name," and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q:  HOW MANY SHARES ARE OUTSTANDING AND ENTITLED TO VOTE?

A: The authorized capital of the Corporation consists of an unlimited number of Common Shares. The holders of Common Shares are entitled to one vote in respect of each Common Share held at all annual and special meetings of the shareholders of the Corporation.

No group of shareholders has the right to elect a specified number of directors nor are there cumulative or similar voting rights attached to the Common Shares.

40,106,209 Common Shares were issued and outstanding on the Record Date. Holders of outstanding Common Shares of record at the close of business on the Record Date are entitled to vote at the Annual Meeting, except to the extent that a person has transferred the ownership of any such shares after that date and the transferee of such shares establishes proper ownership and requests not later than ten (10) days before the Meeting that his name be included in the list of shareholders for the Meeting, in which case the transferee is entitled to vote his shares at the Meeting.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the five persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.

All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against other proposals.

Q: WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending November 30, 2003.

Q: WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Cowpland, the Corporation's President and Chief Executive Officer, and Jennifer North, ZIM's Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each share of the Corporation's Common Stock issued and outstanding as of the close of business on October 24, 2003, the record date is entitled to be voted on all items being voted upon at the Annual Meeting.

Q: WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be a representative of Corporate Stock Transfer, Inc.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Corporation or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The Board of Directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Corporation's proxy statement for the Annual Meeting next year, the written proposal must be received by the corporate secretary of the Corporation no later than June 1, 2004. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Corporation-sponsored proxy materials.

Q. WILL A REPRENSENTATIVE FROM THE AUDITORS AND LEGAL COUNSEL BE IN ATTENDANCE AT THE ANNUAL MEETING?

A: The independent auditors will be represented by Michael DiMitriou, from Raymond Chabot Grant Thornton General Partnership. In addition, Hank Gracin, from our U.S. legal counsel will also be available.

                            PROPOSALS TO BE VOTED ON

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

At the Annual Meeting, shareholders will be asked to approve the election of directors, as a group, for a three-year term, by resolution, which requires that a majority of the votes cast at the Annual Meeting, be voted "FOR" the resolution for the election of nominees as a group.

The term of office of each of the current directors is due to expire immediately prior to the election of directors at the Annual Meeting. It is proposed that the nominees set out below be elected as directors of the Corporation, to serve for a term of three years.

In connection with its recommendation of directors proposed to be nominated, the management considered a number of factors, including the qualifications, experience and background of all the nominees.

THE NOMINEES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES:


NAME                     AGE     POSITION                      DIRECTOR SINCE    PRESENT PRINCIPAL          NUMBER OF COMMON
                                                                                 OCCUPATION OR                 SHARES OF THE
                                                                                 EMPLOYMENT                 CORPORATION HELD (3)
Dr. Michael Cowpland     60      President, Chief Executive    June 1, 2003      President and Chief            16,733,657
                                 Officer and Director                            Executive Officer of
                                                                                 ZIM Corporation and
                                                                                 subsidiaries
James Stechyson(1) (2)   38      Chairman                      June 1, 2003      -                                 400,000
Charles Saikaley(2)      44      Director                      June 1, 2003      Partner, Lang                           -
                                                                                 Michener LLP
Steven Houck(1)          33      Director                      June 1, 2003      Executive Vice                          -
                                                                                 President, Partner
                                                                                 Relations, Corel
                                                                                 Corporation
Donald Gibbs(2)          57      Director                      July 9, 2003      Chief Executive                         -
                                                                                 Officer, Original
                                                                                 Solutions Inc.


(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Number of Common Shares of the Corporation known to the Corporation to be beneficially owned or over which control or direction was exercised on the Record Date


It is the intention of the persons named in the accompanying form of proxy to vote all shares of Common Stock represented by such proxy for the election of Dr. Michael Cowpland, James Stechyson, Charles Saikaley, Steven Houck, and Donald Gibbs, each to serve as a director for three years. All the nominees have consented to being named in this Proxy Statement and to serve as a director if elected. At the time of the Annual Meeting, if any of the nominees named above is not available to serve as director (an event which the Board of Directors does not presently have any reason to anticipate), all the proxies will be voted for such other person or persons, if any, as the Board of Directors may designate. The Board of Directors believes it is in the best interests of the Corporation to elect the above-described slate.

INFORMATION ABOUT THE NOMINEES

Set forth below are the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

Each individual named below holds the same position at ZIM Technologies International Inc., which is the operating subsidiary of ZIM Corporation. We expect that our directors will continue to devote a portion of their time and energy to the affairs of those companies.

MICHAEL COWPLAND
Michael Cowpland has served as a director of ZIM Corporation since June 1, 2003 and as President and Chief Executive Officer since June 1, 2003. In addition, he has been a director of ZIM Technologies since January 2001 and President and Chief Executive Officer since February 2001. In 1973, Dr. Cowpland co-founded Mitel Corporation (formerly NYSE:MTL) and was the Corporation's Chief Executive Officer for 10 years. During Dr. Cowpland's tenure as CEO, Mitel's sales reached $300 million before it was acquired by British Telecom in 1984. After the acquisition of Mitel, Dr. Cowpland founded Corel Corporation (NASDAQ:CORL), a Corporation that evolved into one of the world's leading providers of office productivity software. Corel was widely recognized for its WordPerfect Office Suite, and its PC graphics application, Corel Draw. Dr. Cowpland served as President of Corel from 1995 to January 2001. Dr. Cowpland began his career in 1964 at Bell Northern Research. Dr. Cowpland received a Bachelor of Science and Engineering from the Imperial College (London), a Masters of Engineering from Carleton University and Ph.D. in Engineering from Carleton University.

JAMES STECHYSON
James Stechyson has served as a director and Chairman of ZIM since June 1, 2003. He has also served as a director of ZIM Technologies International Inc. since January 1998 and was appointed into the position of chairman in May 2001. From 1990 to September 2003 he was the President of OM Video, Inc., a major hardware sales and systems integrator of professional video and presentation technology based in Ottawa, Canada. He is a charter member of the Innovators Alliance of Ontario, a government sponsored organization for the Chief Executive Officers of leading growth firms. He is also the recipient of the Ottawa Carlton Board of Trade Young Entrepreneur of the Year Award.

CHARLES SAIKALEY
Charles Saikaley has served as a director of ZIM since June 1, 2003 and a director of ZIM Technologies International Inc. since May 2001. Since 1990, Mr. Saikaley has been a partner in the law firm of Lang Michener based in Ottawa, Canada. He practices in the area of real estate, providing advice in all aspects of the purchase and sale of residential and commercial real estate as well as commercial leases, commercial mortgages and business arrangements. He is a member of the firm's business law, franchise law and real estate law groups. He is a member of the Canadian Bar Association, Law Society of Upper Canada. Mr. Saikaley received a Bachelor of Business Administration from the University of Ottawa (1979) and a Bachelor of Laws from University of Ottawa in 1982.

STEVEN HOUCK
Steven Houck has served as a director of ZIM since June 1, 2003. Mr. Houck has been a director of ZIM Technologies International Inc. since April 2001. Since 1995, Mr. Houck has held various positions with Corel Corporation, where he currently serves as the Executive Vice President Partner Relations. Prior to his service to Corel, he founded Worldview Technologies, a Corporation specializing in multimedia design and authoring and served as its CEO until 1995. He has received a Bachelors Degree in Business Administration from Florida Atlantic University.

DONALD GIBBS
Donald R Gibbs has been a director of ZIM since July 2003. He also serves as the Chairman of ZIM's Audit Committee. Since 2002, Mr. Gibbs has been the Chief Executive Officer of a Montreal based technology corporation, Original Solutions Inc., which test and inspects assembled printed circuit board business. Since 1970, Mr. Gibbs has held senior financial executive positions in Mitel Corporation, Cognos Inc., Gandalf Systems Corporation, Positron Fiber Systems Inc., Gorilla Capital Inc. and VIPswitch Inc. He currently serves as a Director of Original Solutions Inc. Mr. Gibbs received his Bachelor of Commerce degree from the University of Ottawa and holds a professional designation as a Certified Management Accountant.


                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

The Audit Committee, currently consisting of Messrs. Gibbs, Stechyson and Saikaley, has the responsibility of recommending the engagement of independent auditors and reviewing and considering actions of management in matters relating to audit functions. The Committee reviews, with independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee has recommended the selection of Raymond Chabot Grant Thornton General Partnership as the Corporation's independent auditors for the year ended May 31, 2004.

COMPENSATION COMMITTEE

The Compensation Committee, currently consisting of Messrs. Houck and Stechyson, determines, approves and reports to the Board on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend and rescind rules relating to the Corporation's stock option plans, to grant options and other awards under the stock option plans and to interpret the stock option plans.

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND EXECUTIVE OFFICERS.

As the Corporation did not become active until June 1, 2003, during the fiscal year ended May 31, 2003, the Board of Directors did not meet.

No director or executive officer of the Corporation is related to any other director or executive officer. None of the Corporation's officers or directors hold any directorships in any other public Corporation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Corporation's directors and executive officers and beneficial owners of more than 10% of the Corporation's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Corporation's Common Stock and derivative securities. ZIM Corporation did not become a reporting issuer until June 1, 2003, subsequent to the fiscal year ended May 31, 2003. As a result, there were no Section 16 filings during the fiscal year ended May 31, 2003.

                              CORPORATE GOVERNANCE

The Corporation operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Corporation regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Board of Directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area.

INDEPENDENT DIRECTORS

A majority of the members of the Corporation's Board of Directors are independent.

AUDIT COMMITTEE

o All Audit Committee members are independent under Rule 4200(a)(14) of the NASDAQ Market Place Rules. Our Board of Directors has determined that Mr. Gibbs qualifies as an "Audit Committee Financial Expert" as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002.

o The Audit Committee operates under a formal charter that governs its duties and conduct. The charter is attached hereto as Appendix A.

o Raymond Chabot Grant Thornton General Partnership, the Corporation's independent auditors, report directly to the Audit Committee.

o The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

o The Audit Committee has adopted a Non-Retaliation Policy and Procedure to enable confidential and anonymous reporting to the Audit Committee.

COMPENSATION COMMITTEE

o All members of the Compensation Committee meet the appropriate tests for independence.

o The Compensation Committee operates under a formal charter that governs its duties and standards of performance. The charter is attached hereto as Appendix B.

CODE OF ETHICS

o The Corporation has adopted a Code of Ethics for its principal executive officer and its senior financial officers, violations of which must be reported to the Audit Committee. The code of ethics is attached hereto as Appendix C.

CODE OF BUSINESS CONDUCT

o The Corporation has adopted a Code of Business Conduct that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code. The code is attached hereto as Appendix D.


DISCLOSURE COMMITTEE

o The Corporation has formed a Disclosure Committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in the Corporation's periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures. The Disclosure Committee operates under a formal charter, which is attached hereto as Appendix E.


PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

o The Corporation complies with and will operate in a manner consistent with recently-enacted legislation outlawing extensions of credit in the form of a personal loan to or for its directors and executive officers.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers of the Corporation for the three fiscal years ended May 31, 2003, 2002 and 2001. All officers are employees of ZIM Technologies International Inc., the operating subsidiary of ZIM Corporation. ZIM Corporation has not paid any salaries since it was incorporated in October 2002.

SUMMARY COMPENSATION TABLE


                                         Annual Compensation                     Long-Term Compensation
                                      ------------------------------- -------------------------------------------
                                                                                      Securities
                                                                                      Underlying      All Other
                                           Year       Salary   Bonus  Other Annual   Options/SARS    Compensation
Name and Principal Position           Compensation    (CDN$)   (CDN$) Comensation     (#)              (CDN$) (1)

--------------------------------------------------------------------- -------------------------------------------
Michael Cowpland                           2003           -      -            -             -            -
President and Chief Executive Officer      2002           -      -            -     1,208,332            -
                                           2001           -      -            -     5,805,000            -

Tony Davidson                              2003     100,000      -            -             -            -
Chief Technology Officer                   2002     124,200      -            -       300,000            -
                                           2001           -      -            -             -            -

Andrew McCue (2)                           2003      95,600      -        5,200             -            -
Principal Scientist                        2002     127,800      -            -             -            -
                                           2001      11,300      -            -       200,000            -

William Parisi                             2003      85,000      -            -             -            -
Vice President, Business Development       2002     110,000      -            -             -            -
                                           2001      15,900      -            -       200,000            -

Denise Batson                              2003      80,000      -            -             -          500
Vice President, Sales                      2002     100,000      -            -             -          175
                                           2001      22,500      -            -       200,000            -



(1) All Other Compensation includes amounts contributed to an employee Registered Retirement Savings Program. The Corporation contributes 50(cent) on each $1.00 paid by plan participants to a maximum of $500 per year.

(2) The Other Annual Compensation includes a $5,200 payment relating to unused vacation.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

All options granted prior to June 1, 2003 were for shares in ZIM Technologies International Inc. On June 1, 2003, all outstanding options were transferred to ZIM Corporation. There were no stock options granted in the fiscal year ended May 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

There were no options exercised in the fiscal year ended May 31, 2003.


                                                             Number of Securities        Value of Unexercised In-the-
                                                           Underlying Unexercised          Money Options at FY-End
                                                            Options at FY End (#)                  (CDN$) (1)
                                                        ----------------------------    -----------------------------
Name             Shares Acquired
                   on Exercise      Value  Realized    Exercisable     Unexercisable    Exercisable     Unexercisable



Michael Cowpland           -                   -         7,013,332                -         711,665                -
Tony Davidson              -                   -           300,000                -          20,000                -
Andrew McCue               -                   -           200,000                -          20,000                -
William Parisi             -                   -           200,000                -          20,000                -
Denise Batson              -                   -           200,000                -          20,000                -


(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of Common Stock underlying the option by the difference between the exercise price of the option and the estimated market price of the Corporation's Common Stock at the Corporation's fiscal year end ($1.10 CDN), based on subsequent option grants.

The following table sets forth the only persons who, to the knowledge of the directors and officers of the Corporation, beneficially own or exercise control or direction over shares carrying more than ten percent (10%) of the votes attached to shares of the Corporation, the approximate number of shares controlled or directed by each person and the percentage of voting shares of the Corporation represented by the number of shares so owned, controlled or directed.



                                              AMOUNT AND NATURE OF             % OF
NAME OF SHAREHOLDER      CLASS OF SHARE             OWNERSHIP             VOTING SHARES
Michael Cowpland             Common                16,733,657                   42
Denise Batson1               Common                 5,255,000                   13




Notes:
(1) These shares are held by 1180716 Ontario Inc., a company controlled by Ms.
    Batson.

                            COMPENSATION OF DIRECTORS

Corporation directors who are not also employees are reimbursed for reasonable travel expenses related to attendance at Board meetings. No other fees are paid for attendance at meetings of the Board or their Committees. Each director is also awarded for his first year of service as a director, 200,000 stock options to purchase the Corporation's Common Stock at fair market value at date of the option grant.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Corporation maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Corporation in respect of such insurance is $35,000 CDN and the total amount of insurance purchased for the directors and officers as a group is $1,000,000 CDN.

                     LIMITS ON LIABILITY AND INDEMNIFICATION

The Corporation's Articles of Incorporation eliminate the personal liability of its directors to the Corporation and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The Articles of Incorporation further provide that the Corporation will indemnify its officers and directors to the fullest extent permitted by law. The Corporation believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Corporation pursuant to the foregoing provisions or otherwise, the Corporation has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

Members of the Compensation Committee, have never served as our officers or employees or officers or employees of any of our subsidiaries. During the last fiscal year, none of our executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                  COMPENSATION

Executive Compensation Philosophy. Our executive compensation philosophy emphasizes providing an executive compensation package that enables us to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

Our executive compensation program consists of both base salaries and long-term incentives.

Base Salaries. With the exception of Michael Cowpland, who does not receive any base salary, our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. Apart from any contractual commitments, the Compensation Committee intends to maintain base salaries at below competitive levels in the marketplace until the Corporation is cash flow positive. The Committee reviews base salaries annually and will determine increases as the liquidity of the Corporation improves.

Long-Term Incentives. The Committee believes that stock option plans provide an excellent vehicle for rewarding performance by Corporation executives and retaining their services for the future.

Respectfully submitted by the members of the Compensation Committee.

JAMES STECHYSON AND STEVEN HOUCK


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is comprised of three independent directors (each of whom meets the independence and expertise requirements of the National Association of Securities Dealers, Inc.) and operates under a written charter, a copy of which is attached hereto as Appendix A. The Audit Committee recommends the engagement of the Corporation's independent auditor and reviews and considers actions of management in matters relating to audit functions. The Audit Committee also reviews with the independent auditor the scope and results of its audit engagement, the Corporation's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Corporation for the fiscal year ended May 31, 2003 with the Corporation's management and Raymond Chabot Grant Thornton General Partnership (RCGT), the Corporation's independent auditors.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation's Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT after RCGT provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Corporation of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT.

The Audit Committee has discussed with RCGT the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from RCGT required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with RCGT its independence from the Corporation and its management.

Finally, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Corporation for the fiscal year ended May 31, 2003 be included in our Amended Form 8-K dated August 11, 2003 which has been filed with the United States Securities and Exchange Commission.

AUDIT FEES AND ALL OTHER FEES

The following fees relate to ZIM Corporation and its related subsidiaries, including the operating company, ZIM Technologies International Inc. in 2003. The comparative information for 2002 relates to ZIM Technologies International Inc., as ZIM Corporation was not incorporated until fiscal 2003. As ZIM Technologies International Inc., and its fully owned subsidiary, ZIM Technologies do Brasil Ltda., is the only operating company, the comparatives are consistent.

AUDIT FEES

Fees for audit services totaled approximately $257,125 CDN in fiscal year 2003 and approximately $66,315 CDN in fiscal year 2002, including fees associated with the annual audit, the reviews of the Corporation's interim financial statements, and other requirements relating to the reverse take over transaction completed on June 1, 2003.

Raymond Chabot Grant Thornton General Partnership was the auditor for ZIM Corporation and its subsidiaries for the fiscal year ended May 31, 2003. KPMG LLP was the auditor for ZIM Technologies International Inc. and its subsidiaries for the fiscal years ended May 31, 2000 through May 31, 2002. Deloitte & Touche LLP completed a Review Engagement Report for ZIM Technologies International Inc. in 1999.

TAX

Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $24,400 CDN in fiscal year 2003 and $21,475 CDN in fiscal year 2002.

Respectfully submitted by the members of the Audit Committee.
DONALD GIBBS, JAMES STECHYSON, AND CHARLES SAIKALEY


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 22, 2003, the number and percentage of shares of outstanding Common Stock owned by each person owning at least 5% of the Corporation's Common Stock, each officer and director owning stock, each nominee for director owning stock, and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after October 22, 2003 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 40,106,209 shares of Common Stock outstanding as of October 22, 2003.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

                                                    Number of Shares
Name and Address of Beneficial Owner              Beneficially Owned     Percent
--------------------------------------------------------------------------------

Michael Cowpland, (1)                                25,390,571             52%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Tony Davidson (2)                                       400,000              1%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Andrew McCue (3)                                        368,750              1%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

William Parisi (4)                                      262,500              1%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Denise Batson (5)                                     5,505,000             14%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Jennifer North (6)                                      262,500              1%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Rogerio de Favero (7)                                   675,000              2%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

James Stechyson (8)                                     600,000              1%
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Charles Saikaley (8)                                    200,000              *
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Steven Houck (8)                                        200,000              *
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

Donald Gibbs (9)                                        100,000              *
    20 Colonnade Road
    Ottawa, Ontario, K2E 7M6

All Officers and Directors as a group                33,964,321            66%
    (11 persons)


* Less than 1%.

(1) Includes the right to acquire 8,656,914 shares of Common Stock within 60 days upon the exercise of employee stock options.

(2) Includes the right to acquire 400,000 shares of Common Stock within 60 days upon the exercise of employee stock options.

(3) Includes the right to acquire 368,750 shares of Common Stock within 60 days upon the exercise of employee stock options.

(4) Includes the right to acquire 262,500 shares of Common Stock within 60 days upon the exercise of employee stock options.

(5) Includes the right to acquire 250,000 shares of Common Stock within 60 days upon the exercise of employee stock options. Shares are held indirectly through a holding company owned 100% by Ms. Batson.

(6) Includes the right to acquire 262,500 shares of Common Stock within 60 days upon the exercise of employee stock options.

(7) Includes the right to acquire 675,000 shares of Common Stock within 60 days upon the exercise of employee stock options.

(8) Includes the right to acquire 200,000 shares of Common Stock within 60 days upon the exercise of employee stock options.

(9) Includes the right to acquire 100,000 shares of Common Stock within 60 days upon the exercise of employee stock options.

                                PERFORMANCE GRAPH

No performance graph has been included in this management circular as ZIM Corporation commenced trading on October 16, 2003.

The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of May 31, 2003, ZIM Technologies International Inc. has received $1,000,000 CDN from Michael Cowpland, President and Chief Executive Officer and
$2,200,000 CDN from a holding corporation that is owned by his spouse. The amounts bear interest at 5% per annum and are due on demand.

                                  PROPOSAL TWO

TO APPROVE AN AMENDMENT TO THE CORPORATION'S EMPLOYEE STOCK OPTION PLAN IN ORDER
    TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM
                            10,800,000 TO 22,200,000

ZIM established the Employee Stock Option Plan (ESOP) to promote the interests of the Corporation and its stockholders by using investment interests in the Corporation to attract, retain and motivate its directors, officers, employees and other persons, to encourage and reward their contributions to the performance of the Corporation, and to align their interests with the interests of the Corporation's stockholders.

The ESOP became effective on June 1, 2003. It was approved in April 2003 by its shareholders at that time. This serves as the successor to the ZIM Technologies International Inc. ESOP.

The amendment to the ESOP that is the subject of this Proposal was adopted by the Board on October 8, 2003. The amendment would increase the maximum number of shares of Common Stock authorized for issuance over the term of the ESOP from 10,800,000 to 22,200,000 shares. As of October 24, 2003 a total of 10,751,164 options were outstanding, of which 10,651,164 were exercisable. Currently 32,836 options remain available for future awards. In addition, there were 8,285,000 options outstanding and exercisable outside of the ESOP. The combined total of outstanding options is 19,036,164 or approximately 32% of the fully diluted common shares.

The Board of Directors of the Corporation believes that the increase in the number of shares available for issuance over the term of the ESOP is necessary in order to assure that the Corporation will have a sufficient reserve of Common Stock available to continue to utilize option grants on a sustained and meaningful basis to attract and retain the services of key individuals essential to the Corporation's long-term success.

The following table summarizes information about stock options granted under the ESOP as of October 24, 2003:



                                      Number                Number
       Exercise Prices in     Outstanding as     Exercisable as of
                      CDN$       of 10/24/03              10/24/03
       -------------------    --------------    ------------------
                     0.25           125,000                125,000
                     0.50           400,000                400,000
                     1.00        11,966,650             11,966,650
                     1.10        16,544,514              6,444,514

Of the 19,036,164 options outstanding, 10,627,333 options will expire in 2004. Of these, 8,285,000 relate to non-ESOP option grants.

The ESOP is attached as Appendix F.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CORPORATION'S EMPLOYEE STOCK OPTION PLAN.


                                 PROPOSAL THREE

              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Raymond Chabot Grant Thornton General Partnership (RCGT) has been the principal accounting firm for the Corporation since June 2003.

The Corporation anticipates that representatives of Raymond Chabot Grant Thornton General Partnership will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, the representatives of Raymond Chabot Grant Thornton General Partnership will be afforded an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF RAYMOND CHABOT GRANT THORNTON GENERAL PARTNERSHIP AS THE CORPORATION'S AUDITORS FOR THE 2004 FISCAL YEAR.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Michael Cowpland
President and Chief Executive Officer
Dated: October 24, 2003

                                                                      APPENDIX A

                                 ZIM CORPORATION
                             AUDIT COMMITTEE CHARTER

1.       PURPOSE

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Corporation's auditing, accounting and financial reporting processes generally; (iii) the Corporation's financial statements and other financial information provided by the Corporation to its stockholders, the public and others; (iv) the Corporation's compliance with legal and regulatory requirements; and (v) the performance of the Corporation's Finance Department and independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Corporation's policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Corporation and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

2.       ORGANIZATION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, and any other regulatory requirements. At least one member of the Audit Committee will have accounting or related financial management expertise and will qualify as a financial expert under the Securities Exchange Commission's regulations.

Committee and Director's fees are the only compensation an Audit Committee member may receive from ZIM. No member of the Audit Committee may serve simultaneously on the audit committee of more than three public companies.

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of Management, the Finance Department, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. Minutes will be taken at each meeting and will maintain by the Secretary of the Corporation.

3.       AUTHORITY AND RESPONSIBILITIES

In recognition of the fact that the Corporation's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, and permitted by law, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

WITH RESPECT TO THE INDEPENDENT AUDITORS:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of any disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

3. Review the performance of the Corporation's independent auditors on at least an annual basis.

4. On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Corporation in order to evaluate the independent auditors' continued independence. The
         Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

5. At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6. Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Corporation's independent auditors has not performed audit services for the Corporation for each of the five previous fiscal years.

7. Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

8. Review, based upon the recommendation of the independent auditors and the Finance Department, the scope and plan of the work to be done by the independent auditors for each fiscal year.

WITH RESPECT TO FINANCIAL STATEMENTS:

1. Review and discuss with Management, the Finance Department and the independent auditors the Corporation's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to the Board of Directors, shareholders, any governmental body, any stock exchange or the public.

2. Review and discuss: (i) with Management, the Finance Department and the independent auditors the Corporation's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

3. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

4. Recommend to the Board of Directors, if appropriate, that the Corporation's annual audited financial statements be included in the Corporation's annual report on Form 10-K for filing with the Securities and Exchange Commission.

5. Prepare the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

PERIODIC AND ANNUAL REVIEWS:

1. Periodically review separately with each of Management, the independent auditors and the Finance Department (i) any significant disagreement between Management and the independent auditors or the Finance Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management's response to each.

2. Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Corporation's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Corporation's financial statements.

3. Consider and approve, if appropriate, significant changes to the Corporation's accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Finance Department. Review with the independent auditors, Management and the Finance Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

4. Review with Management, the independent auditors, the Finance Department and the Corporation's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Corporation's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

5. Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Corporation's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

DISCUSSIONS WITH MANAGEMENT:

1. Review and discuss with Management the Corporation's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

2. Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

3. Inquire about the application of the Corporation's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Corporation's provisions for future occurrences which may have a material impact on the financial statements of the Corporation.

4. Review and discuss with Management (i) the Corporation's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

5. Review and discuss with Management all disclosures made by the Corporation concerning any material changes in the financial condition or operations of the Corporation.

6. Obtain explanations from Management for unusual variances in the Corporation's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

WITH RESPECT TO THE INTERNAL AUDIT FUNCTION AND INTERNAL CONTROLS:

1. Review, based upon the recommendation of the independent auditors and the Chief Financial Officer, the scope and plan of the work to be done by the Finance Department.

2.       Review on an annual basis the performance of the Finance Department.

3. In consultation with the independent auditors and the Finance Department, (a) review the adequacy of the Corporation's internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Finance Department.

4. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

OTHER:

1.       Review and approve all related-party transactions.

2. Review and approve (i) any change or waiver in the Corporation's Code of Business Conduct and Code of Ethics for World-wide Financial Officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

3. Establish the policy for the Corporation's hiring of employees or former employees of the independent auditors who were engaged on the Corporation's account.

4. Review any Management decision to seek a second opinion from independent auditors other than the Corporation's regular independent auditors with respect to any significant accounting issue.

5. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

6.       The Committee shall conduct an annual performance evaluation of itself.

7. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

8. This Charter will be made available on the Corporation's website at "www.zim.biz".


4.       RESOURCES

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

                                                                      Appendix B

                                 ZIM CORPORATION
                         COMPENSATION COMMITTEE CHARTER

1.       PURPOSE

The function of ZIM Corporation's Compensation Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation and to produce the Committee report included in the annual proxy statement in accordance with applicable SEC rules and regulations.

2.       RESPONSIBILITIES

The Compensation Committee's primary responsibilities include:

A) Determining the compensation of the Corporation's President, including award of stock options, bonuses and other incentives and discussing their determination with the Board. In determining the appropriate compensation to be awarded to the President, the Compensation Committee will consider:

o        The evaluation of the President's performance;

o The Corporation's performance, including the level of achievement of quantitative objectives;

o Reviews of compensation paid to Presidents at comparable companies determined by the Compensation Committee.

In addition, in determining the long-term incentive compensation of the President, the Compensation Committee will consider, among other factors, the Corporation's performance and relative shareholders return and the value of similar incentive awards to Presidents at comparable companies.

B) Reviewing and approving goals and objectives relevant to the compensation of the Corporation's Executive Officers (other than the President), evaluating such Executive Officers' performance in light of those goals and objectives and determining such Executive Officers' compensation based on this evaluation.

C) Reviewing succession planning and management development for senior management, including the President, on at least an annual basis. This succession planning includes the development of policies and principles for the succession of the President, including succession in the event of retirement or emergency.

D) Recommending to the Board the compensation for Board members (including retainer, committee and committee chair's fees, stock options and other similar items as appropriate).

E) Reviewing appropriate insurance coverage for directors and officers.

F) Reviewing the competitive position of, and approving changes to, the plans, systems and practices of the Corporation relating to the compensation and benefits.

G) Reviewing the financial performance and the operations of the major benefit plans based on the recommendations of management.

H) Making recommendations to the Board with respect to incentive compensation plans and equity-based plans.

I) Administering the Corporation's stock plan, and other executive incentive plans, with authority to grant, or to approve or disapprove participation of individual employees in those plans.

J) Making such changes to the Corporation's executive incentive plans that do not require shareholder approval as they deem appropriate.

K) Reviewing and reassessing this charter and submitting any suggested changes to the Board for review.

3. MEMBERSHIP AND ORGANIZATION

A) The Compensation Committee shall consist of at least two members of the Board of Directors, as the Board shall from time to time determine.

B) Each member shall be independent and a non-employee director. In addition, at least one member shall be, or within such period after his or her appointment determined by the Board shall become, financially literate as determined by the Board in its business judgment.

C) The Committee may delegate its authority to a subcommittee or subcommittees.

D) The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a committee meeting.

4. MEETINGS

The Committee shall meet at least four times annually, or more frequently if circumstances dictate. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least fort-eight hours prior to the meeting. Two members shall constitute a quorum. A majority of the members present shall decide any question brought before the Committee.

5.       ADVISORS

The Committee shall have the exclusive authority, at the expense of the Corporation, to retain (including authority to approve fees and other retention terms) any compensation consultants to be used to assist the Committee in the evaluation of director, President or senior executive compensation, and such independent consulting, legal and other advisors as it shall deem appropriate without management approval.

6.       PERFORMANCE REVIEW

The performance of the Committee shall be evaluated annually which evaluation may be included as part of the Board surveys.

The Compensation Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Corporation and its shareholders.

                                                                      APPENDIX C

                                 ZIM CORPORATION
                CODE OF ETHICS FOR WORLD-WIDE FINANCIAL OFFICERS


ZIM Corporation's commitment to professional conduct in financial management world-wide has resulted in the Code of Ethics for World-wide Financial Officers. In addition to being bound by the provisions of ZIM's Code of Business Conduct, the CEO and the CFO, Treasurer and other senior financial officers performing similar functions who have been identified by the CEO (collectively, the "World-wide Financial Officers") are subject to the following additional specific policies (collectively referred to as the "Code of Ethics"):

1. The CEO and all World-wide Financial Officers are responsible for full, accurate, timely and understandable disclosure in the reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Corporation. Accordingly, it is the responsibility of the CEO and each World-wide Financial Officer promptly to bring to the attention of the Disclosure Committee any material information of which he or she may become aware that affects the disclosures made by the Corporation in its public filings.

2. The CEO and each World-wide Financial Officer shall promptly bring to the attention of the CEO any information he or she may have concerning
         (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's financial reporting, disclosures or internal controls.

3. The CEO and each World-wide Financial Officer shall act with honesty and integrity in the performance of his or her duties at the Corporation, shall comply with laws, rules and regulations of federal, state and local governments and other private and public regulatory agencies that affect the conduct of the Corporation's business and the Corporation's financial reporting.

4. The CEO and each World-wide Financial Officer shall promptly bring to the attention of the CEO any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Corporation and the operation of its business, by the Corporation or any agent thereof, or any violation of this Code of Ethics.

5. The CEO and each World-wide Financial Officer shall avoid actual or apparent conflicts of interest between personal and business relationships, such as holding a substantial equity (1% of a public Corporation's outstanding stock), debt, or other financial interest in any competitor, supplier or customer of the Corporation, or having a personal financial interest in any transaction involving the purchase or sale by the Corporation of any products, materials, equipment, services or property, other than through Corporation-sponsored programs. Any such actual or apparent conflicts of interest shall be brought to the attention of the CEO.

6. The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code of Ethics by the CEO and the Corporation's World-wide Financial Officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code of Ethics, and may include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits and termination of the individual's employment.

7. The CEO and each World-wide Financial Officer will respect the confidentiality of information acquired in the course of one's work and will not use the information for personal advancement.

8. The CEO and each World-wide Financial Officer will achieve responsible use of and control over all assets and resources employed and entrusted to them.

The Audit Committee of the Board of Directors shall consider any request for a waiver of this Code and any amendments to this Code, and all such waivers or amendments shall be disclosed promptly as required by law.

                                                                      APPENDIX D


                                 ZIM CORPORATION
                            CODE OF BUSINESS CONDUCT


1.       INTRODUCTION

It is a policy of ZIM Corporation that we conduct our business ethically and in conformance with the laws and regulations of all the countries in which we do business. For this and other reasons, the Corporation has earned a well-deserved reputation for high standards of business conduct. In order to preserve and build upon that reputation, we expect every employee to observe the highest standards of honesty, integrity and fairness in conducting the Corporation's business and to avoid any action that might expose ZIM to potential embarrassment or liability.

In most situations, employees will be guided to the right decision by their personal values, discretion and good judgment. But as employees and representatives of ZIM, we must always consider how our actions affect the integrity and credibility of the Corporation as a whole. This Code of Business Conduct (the "Code") sets out the principles that constitute our way of doing business and affirms our CORE VALUES. It identifies the equally important commitments we have to our stakeholders.

FOR OUR EMPLOYEES we are committed to attracting, developing, motivating and retaining talented employees. We strive to provide a fair, challenging and rewarding work environment in an atmosphere of open communication; and to treat our employees at all times with fairness and respect.

FOR OUR CUSTOMERS we are committed to fulfilling their needs by providing them with solutions and services of real and enduring value. We are committed to fair and honest dealings and consider ourselves in partnership with our customers for the long-term benefit of both parties.

FOR OUR SHAREHOLDERS we are committed to disclosing the results of our operations on a timely basis and in a full, fair, accurate and understandable manner. We are further dedicated to providing a reasonable return on their investment by pursuing sound growth and earnings objectives while exercising prudence in the use of our assets and resources.

FOR OUR SUPPLIERS we are committed to obtaining the best value for ZIM on the basis of open and honest communication.

FOR OUR COMMUNITIES we are committed to good corporate citizenship and supporting activities that improve the communities in which we live and work.


2.       RESPONSIBILITIES

EMPLOYEE RESPONSIBILITY

It is the responsibility of each employee to ask questions, seek guidance and express concerns regarding compliance with this Code of Business Conduct and the related procedures. Every employee should be aware of and abide by the laws, regulations and Corporation policies governing Corporation business activities, regardless of their job or geographic location. No employee will be subject to retaliation by ZIM for reporting in good faith a violation of this Code. The Code will be amended and updated from time-to-time as the situation warrants and employees will be notified of changes. Employees will be required to sign a Certificate of Compliance signifying they have read the Code and agree to comply with it.

The Corporation has a Compliance Officer to ensure the anonymity of any employee that issues a report in good faith of any violation in any of the Corporation's policies and codes of conduct. Employees are referred to ZIM's Non-Retaliation Policy

BOARD MANAGEMENT RESPONSIBILITY AND ACCOUNTABILITY

The Chief Executive Officer and management at all levels of the Corporation are responsible for ensuring adherence to this Code. They are supported by the other Senior Officers of the Corporation that are responsible for handling many of the issues outlined in this Code.

The Board of Directors has a general oversight function. Any significant deviation from the standards of conduct in this Code, whether actual or apparent, will be reported by management to the Board along with actual or proposed remedial actions.

Amendments to this Code will be reviewed and approved by the Board. Only the Board may grant a waiver of any provision of the Code. A request for such a waiver should be submitted in writing to the Board for consideration. Any amendment to or waiver of this Code will be publicly disclosed to the extent required by applicable laws or regulations.

Management is responsible for providing guidance and issuing procedures to assist employees in complying with ZIM expectations of ethical business conduct. Every manager is responsible for informing employees about Corporation policies and ensuring they are followed. They are also responsible for assisting employees to resolve questions/issues and for maintaining a work environment where constructive, frank and open discussion is encouraged, without fear of retaliation.

3.       BUSINESS PRACTICES

ZIM is committed to upholding the highest standards of ethical conduct in all business dealings and in all jurisdictions in which we operate.

COMMITMENTS TO CUSTOMERS

All commitments and agreements made by ZIM, whether verbal or written, and deviations from standard legal or commercial terms must be reviewed and approved in accordance with ZIM policies and procedures. Commitments must be pre-approved by the CEO or by the appropriate sales channel as applicable. Non-standard commitments must be reviewed by more senior levels of corporate management prior to being agreed with the customer.

On an annual basis, certain employees will be required to complete and sign a Business Practices Certification, declaring that, to the best of their knowledge, all documents and information concerning commitments and agreements relating to customer orders they have been associated with during the fiscal year have been submitted for review and approval.

REVENUE RECOGNITION PRACTICES

ZIM is committed to financial reporting that is full, fair, accurate, understandable and widely distributed on a timely basis. This commitment entails adherence to both the words and intent of generally accepted accounting principles (GAAP) as defined in the United States. The basic premise is that revenue should be recognized when it is realized and earned. These two conditions are generally met when ALL of the following criteria are satisfied:

o    There is a valid, unconditional contract between ZIM and the customer.
o The subject matter of the contract has actually been delivered to the customer
o The contract price(s) is fixed or can be calculated based on an agreed formula.
o    Payment of the contract price to ZIM is probable.

Only revenue meeting these and other applicable criteria is recognized and publicly reported. The ultimate responsibility for financial reporting and revenue recognition lies with the CFO; however, all employees involved in the approval process for customer transactions must be aware of these basic criteria and raise any concerns to the appropriate Finance or Sales personnel

DISCLOSURE AND ACCOUNTING STANDARDS

ZIM strives to maintain the highest standards to ensure that any disclosure by ZIM in a report or document that is filed with or submitted to any regulatory body, or that is disclosed in a public communication, will be full, fair, accurate, timely and understandable.

ZIM is committed to complying with applicable laws requiring that any material information relating to the business or prospects of ZIM will be disclosed in a timely manner and will be disseminated in a broad and non-exclusionary manner.

All corporate records are subject to audit, and financial records must be maintained in accordance with the requirements of law and generally accepted accounting principles. All accounts and records must accurately describe and fully reflect all Corporation transactions. No undisclosed or unrecorded account, fund or asset will be established or maintained. No false, artificial or misleading entries will be made in accounting books or records. No payment will be requested, approved or made with the intention that any part of such payment be used for any purpose other than that described in the documents supporting payment.

COMPETITIVE INTELLIGENCE

To be successful ZIM must understand its competitors and therefore, legitimate intelligence gathering about those competitors is a very important part of doing business. ZIM employees, however, must not obtain, possess, use or disclose the confidential or trade secret information of any third parties, including competitors, without the authorization and permission of the applicable third party. Employees must not use any illegal or unethical means of gathering data about competitors. Employees must not misrepresent themselves (e.g. pose as a customer) or offer any form of compensation in order to gain information. In addition, employees may not solicit confidential information from a competitor's ex-employee now working for ZIM. If an employee receives or is offered questionable information, he/she must not distribute the information until it has been reviewed by ZIM's legal counsel.

BRIBERY AND KICKBACKS

ZIM neither practices nor condones bribery wherever it is practiced. Employees must not give or offer anything of material value, directly or indirectly, to any customer or supplier as an inducement to obtain business or favourable treatment. Similarly, employees must not accept anything with a monetary value in return for giving favourable treatment to customers or suppliers either for themselves or others. Violation of this principle may result in disciplinary action (up to and including dismissal).

GIFTS, HOSPITALITY AND OTHER BENEFITS

In general, the Corporation allows the acceptance of token gifts, business meals and entertainment provided their value is appropriate to the business purpose served; and accepting is consistent with local business norms and practices. In the case of a gift, it must be of sufficiently limited value in a form such that it cannot be construed as a bribe. Unacceptable benefits include cash, goods or services for personal use, reduced prices, work performed gratuitously; and loans of money, material or equipment on a preferential basis. If an employee feels that an exception to the above is justified by business circumstances, he/she must obtain approval, in advance, from their Vice-President. In some cases, an employee may feel that refusal of a gift would be construed as discourteous by the host. In these cases, employees should accept the gift on behalf of ZIM and report it to their manager who can decide how best to treat it.

USE OF CONSULTANTS, CONTRACTORS AND OTHER NON-EMPLOYEES

Individuals or firms engaged to consult for or otherwise represent ZIM or provide services to ZIM must act on the Corporation's behalf in a manner consistent with this Code of Business Conduct and Ethics; and shall be required to comply with these practices in their contract with ZIM in the same manner as applies to ZIM employees.

4.       CONFLICT OF INTEREST

ZIM respects the privacy of every employee in the conduct of his/her personal affairs. However, all employees have a duty to ensure that their personal and financial interests do not conflict with, or appear to conflict with, their duties on behalf of ZIM. Employees must be able to perform their duties and exercise their judgments on behalf of the Corporation without impairment by virtue of an outside or personal activity, interest or relationship. If you have questions regarding whether your personal interests in a given situation could possibly conflict with your duties on behalf of the Corporation, please contact the CEO.

INSIDER TRADING

All countries have strict laws prohibiting the buying and selling of shares using material corporate ("inside") information that is not yet available to the public. This is called "insider trading" and is prohibited by law. Severe penalties can be imposed on employees, their families and recipients of this insider information. ZIM employees must not disclose non-public information to any other person. ZIM employees, ex-employees, consultants and contractors, as well as their immediate family members, must not buy or sell ZIM shares or other ZIM securities (options) when in possession of non-public inside information concerning ZIM. This restriction also applies to trading in the securities of any other Corporation based on inside information acquired as a result of employment with ZIM or from some other business association with ZIM. Providing "tips" to people outside the Corporation based on inside information about the Corporation (or other companies acquired as a result of your employment with ZIM) is also prohibited by law and by this policy.

Employees are governed by the ZIM CORPORATE TRADING POLICY.

PERSONAL, FINANCIAL OR BUSINESS INTERESTS

Employees may not use their position as an employee of ZIM to derive or secure any personal, financial or other benefit for themselves, their relatives or associates. As well, employees may not use their position as an employee of ZIM to influence ZIM to do business with a friend or relative, or with a business in which the employee, a friend or relative has an interest. In those events, the employee must disclose any potential conflict and withdraw from any participation in the selection of that business or business relationship. Employees should not, directly or indirectly, have any significant financial interest in a competitor of ZIM or any enterprise that has business relations with ZIM. A "significant financial interest" is one that is so substantial that it creates a conflict between the employee's personal or financial interests and that employee's ability to act in the best interests of ZIM. Owning shares in a large publicly held Corporation is not a conflict unless holdings exceed five percent of the issued shares. It would also be improper for an employee or an ex-employee to acquire or "scoop" a business or financial opportunity that the corporation has an interest in pursuing. This includes stock in businesses being considered for acquisition. If an employee, directly or indirectly, enters into an activity or obtains an interest (or if one already exists) that appears to contravene any of the above, that employee must disclose the facts relating to the activity or interest in writing to ZIM's CFO. The employee will be expected to take whatever action is determined by ZIM to be appropriate to cure any contravention that is found to exist.

OUTSIDE ACTIVITIES

As a general rule, employees are free to use their own time as they wish. However, certain outside activities have the potential to interfere with job responsibilities or to constitute a conflict of interest. In these cases, employees should disclose these activities to their manager in advance and obtain approval. The manager may consult their own management, Human Resources or the CEO as necessary. Specifically, employees may not take up employment with or provide services to competitors, customers or suppliers of ZIM. They may not serve as directors or officers to any of these organizations.

Where ZIM employees start their own businesses or take on additional part-time work with organizations that are not competitors, customers or suppliers, the employee must notify his/her manager of this fact and it is the employee's responsibility to ensure that these activities do not interfere with their job performance at ZIM. If such activities have any affect on the employee's performance at ZIM, the employee may be required to cease the activity. Employees may not use ZIM time, resources or assets to run or further any other business activity.

Employees may participate in civic, charitable or professional activities provided the activities do not interfere with the employee's job at ZIM. However, employees may not use the Corporation's name to lend weight or prestige to an outside activity without prior permission.

POLITICAL ACTIVITIES AND CONTRIBUTIONS

No corporate funds, facilities or assets may be contributed, loaned or used directly or indirectly to support or oppose any political party or candidate. Exceptions are unlikely and will only be made by senior corporate management. Employees may, of course, make personal contributions on their own; however, the employee must avoid any appearance that the contribution is being made on behalf of the Corporation.

PERSONAL AND FAMILY RELATIONSHIPS

ZIM does not discourage relatives from working for the Corporation; however, employees should not normally supervise or be in a position to influence the hiring, job responsibilities or performance assessments of a relative. Where this situation arises, the Human Resources department should be notified and involved.

5.       PROTECTING ASSETS AND PROPRIETARY INFORMATION

All ZIM employees are responsible for protecting the Corporation's assets and ensuring they are used for business purposes only.

COMPANY PROPERTY

It is the responsibility of all employees to use their best efforts to protect ZIM facilities, equipment and any other property from unauthorized use, loss, theft and misuse. Corporate assets may not be used for personal benefit, nor may they be sold, borrowed or given away without proper authorization. Occasional personal use of certain corporate resources (e.g. computer, photocopier, fax, e-mail) is acceptable; however, employees are expected to ensure that the interests of ZIM are not adversely affected and to consult their manager for approval if in any doubt.

PROPRIETARY AND CONFIDENTIAL INFORMATION

Information is also a key corporate asset and every employee has an obligation to protect it as carefully as the Corporation's other property. ZIM employees must not obtain, possess, use or disclose the confidential or trade secret information of any third parties, including competitors, without the authorization and permission of the applicable third party. In this vein, the unauthorized disclosure of confidential, proprietary information belonging to ZIM, its customers or suppliers could destroy its value and give unfair advantage to others. Proprietary information includes, but is not limited to, product design and development information, business and strategic plans, pricing data, financial information, employee records, customer information and trade secrets.

ZIM maintains ownership rights to all information contained in its electronic resources, such as computers, and reserves its right to access this information at any time as provided by applicable law. Employee communications transmitted by the Corporation's systems should not be considered private and are subject to being monitored, reviewed or accessed by the Corporation as provided by applicable law. By using ZIM equipment, employees consent to have such use monitored and restricted by authorized Corporation personnel as provided by applicable law.

An employee's obligation to protect ZIM proprietary and confidential information exists whether or not the information is explicitly labeled or otherwise designated as being proprietary or confidential; and the obligation continues even after leaving the Corporation. ZIM's legal counsel should be consulted whenever there is a question concerning the disclosure of ZIM proprietary information.

PATENTS

ZIM's future depends on the development of new products and on protecting its rights in those products by every available means. The Corporation has implemented a Patent Program to seek, identify and register patentable inventions developed by its R&D organization. All inventions, discoveries or works developed or contributed to by employees in the course of their employment belong to ZIM.

TRADEMARK AND COPYRIGHT

Trademarks and Copyright are two forms of intellectual property developed by ZIM in the course of its business activities. A trademark is a word, symbol, design or combination of letters or numbers that identifies and distinguishes products and services in the marketplace; and builds goodwill and brand equity to the owner of the trademark. Copyright is the legal protection given to an author of an original artistic or literary work, including software, which is fixed in a tangible medium that arises upon its creation. This gives the author of the work the sole right to authorize the use or performance of that work. Copyright in works developed by ZIM employees belongs to ZIM. All copyrights in any works developed by consultants retained by ZIM should be specifically assigned to ZIM in the contract document between the consultant and ZIM. ZIM personnel who are responsible for retaining consultants or any other contractor to perform services should ensure that the retainer is subject to a written agreement that contains appropriate provisions protecting our copyright and other intellectual property rights.

OUTSIDE REQUESTS FOR INFORMATION

In order that ZIM can communicate to the public with a single, consistent voice, outside requests for Corporation information should only be handled by authorized persons.

For more detail employees should refer to ZIM'S FAIR DISCLOSURE POLICY.

6.       REPORTING VIOLATIONS

Any director, officer, or employee of ZIM who has knowledge of a potential or suspected violation of this Code of Business Conduct and Ethics has an obligation to report relevant information to the persons listed below. ZIM provides a variety of methods for obtaining answers to any questions about ethics issues and for raising any concerns about a possible violation of this Code or applicable law. Your questions or concerns can be addressed to:

o    Your manager, director or vice president; or
o    ZIM's legal counsel or HR.

Generally, your manager will be in the best position to resolve the issue quickly. Directors, officers, and employees can raise concerns orally or in writing. Reports will be treated confidentially to the extent possible and consistent with ZIM' responsibility to address the issue.

No employee will be subject to retaliation by ZIM for reporting in good faith a violation of this Code.

Specifically, if the issue or concern relates to the internal accounting controls of ZIM or any auditing matter, you may bring it to the attention of the Chairman of the Audit Committee.

7.       PENALTIES FOR VIOLATIONS

ZIM is committed to taking prompt and consistent action against violations of this Code of Business Conduct and Ethics. Violations are subject to disciplinary action up to and including immediate termination. The following are examples of conduct that may result in discipline:

o    Retaliation against any person within ZIM for reporting a conduct concern;
o Any action that violates this Code or applicable laws, rules, or regulations;
o Encouraging, requiring or requesting others to violate this Code or applicable laws, rules, or
o    regulations;
o Failure to cooperate in internal investigations of possible violations of this Code or applicable laws, rules, or regulations; and
o Failure to demonstrate the leadership and diligence needed to foster compliance with this Code or
o    applicable laws, rules, or regulations.

The above are examples only and are not meant to be an exhaustive list of the types of conduct that violate or potentially violate this Code. ZIM will evaluate suspected violations on a case-by-case basis. Reports of suspected violations will be promptly investigated internally, and an appropriate sanction will be imposed for violations, including reporting the violation to authorities, as determined at the Corporation's sole discretion.


8.       CERTIFICATE OF COMPLIANCE

The mere act of producing a Code of Business Conduct and Ethics is not enough. The Corporation is also committed to ensuring that there are no gaps between our principles and our achievements. The Corporation must communicate its standards of conduct and employees must agree to follow them. Selected executives and employees will be required to sign a Certificate of Compliance signifying they have read the Code and will comply with it.


9.       HELP AND INFORMATION

Employees are encouraged to bring any questions concerning this Code or its application to their manager. In many cases, what appears prohibited may, under certain circumstances, is permitted through disclosure and approval. No set of principles can eliminate the need for human judgment. The Code is not intended to be a comprehensive rulebook. Most of the items covered are dealt with in more detail by policies and procedures. Certain situations may require specific advice from various departments. If an employee is in any doubt as to the applicability of this Code or any policies referred to in this Code, he/she should seek advice from their manager, the Human Resources department or the CFO.

10.      CONCLUSION

ZIM aspires to the highest standard of moral and ethical conduct in its internal and external relationships. The policies included in this Code of Business Conduct will continue to build our reputation as an honest, reliable and ethical corporation.

Certificate of Compliance


I have read the attached Code of Business Conduct of ZIM, understand it and agree to abide by the policies outlined therein.


Dated at____________this__ day of_________, 2003___.
       (city, town)


---------------------------- --------------------------
SIGNATURE

--------------------------
NAME (please print)

                                                                      APPENDIX E
                                 ZIM CORPORATION
                          DISCLOSURE COMMITTEE CHARTER

1.       PURPOSE

It is the Corporation's policy that all disclosures made by the Corporation to its security holders and to the investment community should be complete and accurately present the Corporation's financial condition and results of operations in all material respects, and should be made on a timely basis as required by applicable laws and stock exchange requirements.

The Corporation's Disclosure Committee will assist the Corporation's Chief Executive Officer and Chief Financial Officer (collectively, the "Senior Officers") and Senior Management in fulfilling the Corporation's and their responsibilities regarding (i) the identification and disclosure of material information about the Corporation and (ii) the accuracy, completeness and timeliness of the Corporation's financial reports.


2.       RESPONSIBILITIES

o Subject to the supervision and oversight of Senior Officers, the Committee shall be responsible for the following tasks:

o Review and, as necessary, help revise the Corporation's controls and other procedures ("Disclosure Controls and Procedures") to ensure that
         (i) information required by the Corporation to be disclosed to the Securities and Exchange Commission (the "SEC"), and other written information that the Corporation will disclose to the public is recorded, processed, summarized and reported accurately and on a timely basis, and (ii) such information is accumulated and communicated to management, including the Senior Officers, as appropriate to allow timely decisions regarding required disclosure.

o Assist in documenting, and monitoring the integrity and evaluating the effectiveness of, the Disclosure Controls and Procedures.

o Review the Corporation's (i) Annual Report on Form 10-KSB, Quarterly Reports on Form 10-QSB, and Current Reports on Form 8-K, proxy statement, material registration statements, and any other information filed with the SEC (collectively, the "Reports"), (ii) press releases containing financial information, earnings guidance, forward-looking statements, information about material transactions, or other information material to the Corporation's security holders, (iii) correspondence broadly disseminated to shareholders, and (iv) other relevant communications or presentations (collectively, the "Disclosure Statements").

o Discuss with the Senior Officers and Senior Management information relative to the Committee's responsibilities and proceedings, including
         (i) the preparation of the Disclosure Statements and (ii) the evaluation of the effectiveness of the Disclosure Controls and Procedures.

o Certify that ZIM's disclosures are complete and accurate based on the review process taken.

In discharging its duties, the Committee shall have full access to all Corporation books, records, facilities, and personnel, including the internal auditors.


3.       DISCLOSURE CONTROL CONSIDERATIONS

The Committee shall base the review and revision of the Disclosure Controls and Procedures on the following factors:

CONTROL ENVIRONMENT

The directives of the Board and Audit Committee; the integrity and ethical values of the Corporation's officers and employees, including the "tone at the top"; the Corporation's Code of Conduct; and the philosophy and operating style of management, including how employees are organized and how authority is delegated.

RISK ASSESSMENT

The identification and analysis of relevant risks to achieving the goal of accurate and timely disclosure, forming a basis for determining how the risks should be managed.

CONTROL ACTIVITIES

The procedures to ensure that necessary actions are taken to address and handle risks to achievement of objectives.

INFORMATION AND COMMUNICATION

The accumulation, delivery and communication of financial information throughout (i.e., up, down and across) the organization.

MONITORING

The assessment of the quality of the financial reporting systems over time through ongoing monitoring and separate evaluations, including through regular management supervision and reporting of deficiencies upstream.

4.       ORGANIZATION

The members of the Committee shall be appointed annually by the Senior Officers. The membership of the Committee shall initially consist of the Corporation's CFO, Vice President of Business Development, Vice President of Business Development - Brazil and one independent director. Members may be added, at any time and from time to time by the Senior Officers.

The Committee may designate two or more individuals, at least one of whom shall be knowledgeable about financial reporting and another about law, who can, acting together, review Disclosure Statements when time does not permit full Committee review. The Senior Officers at their option may, at any time and from time to time, assume any or all of the responsibilities of the Disclosure Committee identified in this Charter, including, for example, approving Disclosure Statements when time does not permit the full Committee (or the designated individuals) to meet or act.

The CFO of the Corporation shall act as the Chair of the Committee (unless and until another member of the Committee shall be so appointed by any Senior Officer).

5.       MEETINGS AND PROCEDURES

The Committee shall meet or act as frequently, at a minimum quarterly, and as formally or informally as circumstances dictate to (i) ensure the accuracy, completeness and timeliness of the Disclosure Statements and (ii) evaluate the Disclosure Controls and Procedures and determine whether any changes to the Disclosure Controls and Procedures are necessary or advisable in connection with the preparation of the Reports or other Disclosure Statements, taking into account developments since the most recent evaluation, including material changes in the Corporation's organization and business lines and any material change in economic or industry conditions.

The Committee shall adopt, whether formally or informally, such procedures as it deems necessary to facilitate the fulfillment of its responsibilities.

The Committee shall review and assess this Charter annually, and recommend any proposed changes to the Senior Officers for approval.

Any questions of interpretation regarding this Charter, or the Committee's responsibilities or procedures, shall be determined initially by the Chair and, to the extent necessary, ultimately by the Senior Officers.

                                                                      APPENDIX F

                                 ZIM CORPORATION
                           EMPLOYEE STOCK OPTION PLAN




1. Definitions. In this Plan:

         (a)      "Board" means the board of directors of the Corporation;

         (b) "Corporation" means ZIM CORPORATION., and includes any successor corporation thereto;

         (c) "Consultant" means a person engaged by the Corporation to perform services for the Corporation, who may be an individual or a corporation;

         (d) "Date of Grant" means the date a Participant is granted an Option;

         (e) "Director" means a member of the Board or a member of the board of directors of a Subsidiary;

         (f) "Disability" means permanent and total disability as determined under procedures established by the Board for the purposes of the Plan;

         (g) "Employee" means a person employed by the Corporation or a Subsidiary;

         (h) "Officer" means a duly appointed officer of the Corporation or a Subsidiary;

         (i) "Option" means a contract complying with the provisions of this Plan between the Corporation and a Participant pursuant to which the Participant has a right to subscribe for unissued Shares;

         (j) "Participant" means an Officer, Director , Employee or Consultant or former Officer, Director Employee or Consultant who is a party to an Option;

         (k)      "Plan" means the ZIM CORPORATION. Stock Option Plan;

         (l) "Retirement" means retirement from active employment with or as an officer of the Corporation, a Subsidiary or another related company at or after age 65 or at or after such earlier age and upon the completion of such years of service as the Board may specify;

         (m) "Shares" means Common Shares without nominal or par value in the capital of the Corporation, and, in the event of an adjustment contemplated by Section 4 hereof, such other shares or securities to which a Participant may be entitled upon the exercise of an Option as a result of such adjustment; and

         (n) "Subsidiary" means any corporation that is a subsidiary body corporate of the Corporation as such term is defined in subsection 2(5) of the Canada Business Corporations Act, as amended from time to time.

2. Purpose. The purpose of the Plan is to provide Officers, Directors, Employees and Consultants with a proprietary interest in the Corporation through the granting of options to purchase Shares in order to:

         (a) increase the interest in the Corporation's welfare of those individuals who share primary responsibility for the management, growth and protection of the business of the Corporation;

         (b) recognize the contributions made by certain individuals to the Corporation's growth during its development stage;

         (c) furnish an incentive to such individuals to continue providing their services to the Corporation and its Subsidiaries, as applicable; and

         (d) provide a means through which the Corporation and its Subsidiaries may attract qualified persons to engage as Officers, Directors Employees and Consultants.

3. Administration. The Plan shall be administered by the Board. No Director shall take any action with respect to Options granted to such Director. The Corporation shall pay all costs associated with the administration of the Plan.

         The Board shall have full and final authority in its discretion, but subject to the provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number and class of Shares to be covered by each Option; to determine the time or times at which Options shall be granted and shall become exercisable; to interpret the Plan; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced including, without limitation, any repurchase rights applicable to Shares purchased upon the exercise of an Option; and to make all other determinations necessary or advisable for the administration of the Plan, provided that none of the rights and privileges in any Option granted under the Plan may be materially amended without the consent, in writing, of the affected Participant.

         Nothing contained in the Plan or any Option shall be construed in any way so as to prevent the Corporation or any Subsidiary from taking any corporate action which is deemed by the Corporation or the Subsidiary to be appropriate or in its best interest, even if such action would have an adverse effect on the Plan.

4. Plan Restrictions. The following restrictions shall apply to the granting of Options under the Plan:

         (a) the maximum aggregate number of Shares that may be issued from time to time pursuant to the Plan, together with any other Shares reserved for issuance under any options for services or employee stock purchase or stock option plans or any other plans, shall not exceed 22,200,000 Shares;

         (c) no Option shall extend for a period of more than ten (10) years from its Date of Grant.

         Notwithstanding the terms of this Section 4 or any other Section in the Plan, the Board may adjust the number of Shares available for Options, the number of Shares subject to Options and the exercise price of Options granted hereunder to effect a change in capitalization of the Corporation, such as a stock dividend, stock split, reverse stock split, share combination, exchange of shares, merger, consolidation, reorganization, liquidation, or the like, of or by the Corporation. No fractional shares may be purchased or issued under the Plan.

5. Participants. The Board may, from time to time, select particular Officers, Directors, Employees and Consultants to whom Options are to be granted, and upon the granting of such Options, the selected individuals shall become Participants under the Plan.

6. Shares Subject to the Plan. The Shares subject to Options granted pursuant to the Plan shall be authorized but unissued Shares. Shares that by reason of the expiration of an Option, or for any other reason, are no longer subject to purchase pursuant to an Option granted under the Plan, may be made subject to additional Options granted pursuant to the Plan.

7. Grant of Options. Options may be granted by the Corporation pursuant to the recommendations of the Board. Options granted hereunder shall be evidenced by written stock option agreements containing such terms and provisions as are recommended and approved from time to time by the Board, but subject to and not more favourable than the terms of the Plan. The Board may from time to time require additional terms which the Board deems necessary or advisable. The Corporation shall execute stock option agreements upon instruction from the Board.

8. Option Exercise Price. The purchase price of Shares subject to an Option granted pursuant to the Plan shall be determined by the Board on the Date of Grant.

9. Restrictions. The Board may, but need not, at the time of granting of an Option or at any subsequent time impose such restrictions, if any, on issuance, voluntary disposition and release from escrow of any Options including, without limitation, permitting exercise of Options only in installments over a period of years.

10. Exercise and Payment. Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of shares with respect to which the Option is being exercised. Full payment for Shares purchased upon the exercise of an Option shall be delivered to the Corporation in the form of a certified cheque or cash with the notice of exercise. No Shares shall be issued until full payment has been made and a Participant shall have none of the rights of a shareholder of the Corporation in respect of the Shares subject to an Option until such Shares have been taken up, paid for in full and issued to him. Any federal, provincial or local taxes required to be paid or withheld at the time of exercise shall also be paid or withheld in full prior to any delivery of Shares upon the exercise of an Option.

11. Transferability of Options. An Option shall not be assignable or transferable by any Participant and, subject to Section 14 hereof, may be exercised during the life of the Participant only by the Participant. The obligations of each Participant pursuant to the Plan and any Option shall be binding on his heirs, executors and administrators.

12. Date of Grant of an Option. The grant of an Option pursuant to the Plan shall occur only when a written option agreement shall have been duly executed and delivered by or on behalf of the Corporation to the Participant.

13. Rights in Event of Termination. Unless otherwise determined by the Board, if employment or services of a Participant terminates for any reason, other than as a result of death, Disability or Retirement, any Option held by such Participant shall thereupon terminate, except that each such Option, to the extent then exercisable, may be exercised for the lesser of sixty (60) days or the balance of such Option's term. If any portion of an Option has not vested by the date the Participant's employment or services terminate, that portion of the Option may not be exercised by the Optionee. This provision will apply regardless of whether the Participant was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest. In the case of the death of a Participant, his Option may be exercised, subject, however, to any specific provision to the contrary in such Option, as to all of the optioned Shares in respect of which such Option is, at the date of the death of the Participant, then exercisable, by his legal personal representative at any time within a period not exceeding ninety (90) days after the date of death of the Participant, but in no event after the expiry date of such Option.

14. Amendment or Discontinuation. Subject to Sections 3 and 4 hereof and any necessary approvals from the Corporation's shareholders, the Plan may be amended, altered or discontinued by the Board at any time.

15. Merger, Amalgamations, Sale of Assets, Winding-Up, etc. In the event of a merger, amalgamation, or consolidation of the Corporation with or into another corporation (other than a merger, amalgamation or consolidation of the Corporation with one or more of its affiliates or Subsidiaries), or an offer to purchase all or substantially all of the outstanding shares of the Corporation is received from a third party acting at arm's length from the Corporation and is accepted by the shareholders of the Corporation, or the sale of all or substantially all of the assets of the Corporation to a third party acting at arm's length from the Corporation, each outstanding Option which is not fully exercisable shall be accelerated and become fully exercisable as provided below; provided, however, that if the successor or purchasing corporation, or a parent or subsidiary of such successor or purchasing corporation, agrees to assume all outstanding options or substitute equivalent options therefore, then the Board, in its sole discretion, shall have the power to determine that Options which are not fully exercisable shall not be so accelerated but shall be so assumed or such equivalent options shall be substituted therefore. If the outstanding Options become fully exercisable as set forth in this Section 16 and are not assumed by such successor or purchasing corporation, the Board shall notify each Participant that such Options shall be fully exercisable for a period of thirty
(30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         In the event of the proposed dissolution, liquidation or winding-up of the Corporation, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in its sole discretion, declare that any Option shall terminate as of a date fixed by the Board and give each Participant the right to exercise his option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable.

16. Public Offering. If, at any time, an Option remains unexercised with respect to any Shares, the Board authorizes the Corporation to make a public offering of its securities, the Board may, in its sole discretion, (a) permit the Participants to exercise their Options in respect of all or any of the Shares in respect of which an Option has not been previously exercised at any time until a date which shall be specified by the Board and (b) require the acceleration of the time for the exercise of the affected Options and of the time for the fulfillment of any conditions or restrictions on such exercise.

17. Employment. The Plan and any Option granted under the Plan do not confer upon the Participant any right to be employed or engaged or to continued employment or engagement by the Corporation or any Subsidiary.

18. Where Issuance Prohibited. The ability of a Participant to exercise the Options and the obligations of the Corporation to issue and deliver common shares in accordance with the Plan is subject to any approvals which may be required from the shareholders of the Corporation and any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If common shares cannot be issued to a Participant for whatever reason, the obligation of the Corporation to issue such common shares shall terminate and any option exercise price paid to the Corporation will be returned to the Participant.

19. No Right to be Granted an Option. Nothing in the Plan shall be construed so as to give any Director, Officer, Employee or Consultant any right to be granted an Option.

20. No Obligation to Exercise Option. The granting of an Option pursuant to the Plan shall not impose any obligation upon the Participant to exercise such Option.

21. Gender and Number. Words importing gender shall include the masculine, feminine and neuter genders. Words importing the singular include the plural and vice versa.

22. Governing Law. The Plan shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

DATED as of the 24th day of October, 2003.


                                      ZIM CORPORATION

                                By: /s/ Michael Cowpland
                                    ---------------------
                                        Michael Cowpland

                                 ZIM CORPORATION
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Michael Cowpland, President and Chief Executive Officer of the Corporation, or failing him, Jennifer North, Chief Financial Officer of the Corporation, or such other alternative proxy holder as shall be designated by the aforesaid, OR INSTEAD OF ANY OF THE FOREGOING ______________, as the nominee of the undersigned to attend and act for and in the name of the undersigned to vote all shares of Common Stock, no par value, of ZIM Corporation, that the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Wednesday, November 19, 2003 at 4:30 p.m. (EST) at ZIM's Headquarters at 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6, and at any adjournment thereof, upon the matters set forth in the accompanying Proxy Statement and upon such other matters as may properly come before the Annual Meeting. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

At present, the Board of Directors knows of no other business which will come before the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 3.

1. Election of the following director nominees to serve for the following three years and until their successors are elected:

 Nominees are: Michael Cowpland,  James Stechyson,  Charles Saikaley,  Steven Houck,  Donald Gibbs

                    |_| FOR          |_| AGAINST         |_| ABSTAIN

2. Approval of the amendment to the Corporation's Employee Stock Option Plan to increase the number of shares authorized for issuance thereunder from 10,800,000 to 22,200,000.

                    |_| FOR          |_| AGAINST         |_| ABSTAIN

3.   Ratification of the selection of Raymond Chabot Grant Thornton General
     Partnership as the Corporation's independent auditors for the fiscal year ending May 31, 2004.

                    |_| FOR          |_| AGAINST         |_| ABSTAIN

|_| Mark here if your address has changed and provide us with your new address in the space provided below:

New Address: __________________________________________________________________
THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AND TO ATTEND AND ACT FOR HIM OR HER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS OR HER NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

                                  Dated:__________________________________, 2003

                                     _________________________________________
                                          Signature(s) of Shareholder(s)

                                     _________________________________________
                                                       Title
Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

NOTES:

1. In the event that no specification has been made with respect to the voting or withholding from voting in the election of directors or the voting for or against or withholding from voting in the appointment of auditors the proxy nominees are instructed to vote the shares represented by this proxy for such matters.

2. If your Shares are held in a retirement savings plan or retirement income fund, you must contact the financial institution which acts as the trustee of the plan and cause them to execute the proxy form in order for such Shares to be represented and voted at the meeting.

3. This proxy form must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, by any officer or attorney thereof duly authorized. If the proxy form is not dated in the space provided it is deemed to bear the date on which it is mailed by management of the Corporation. This proxy ceases to be valid one year from its date.

4. Properly executed forms of proxy must be deposited no later than the close of business on the last business day preceding the meeting or any adjournment thereof, with the Corporation, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6 Attention: Louise Reinhardt.